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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2002

                         MADISON BANCSHARES GROUP, LTD.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)



        Pennsylvania                 0-17539             23-2512079
 -----------------------------       -------             ----------
 (State or Other Jurisdiction      (Commission          (IRS Employer
      of Incorporation)            File Number)       Identification No.)


                  1767 Sentry Parkway West, Blue Bell, PA 19422
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 641-1111
                                                           --------------

                                       N/A
                       ----------------------------------

          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 9. REGULATION FD DISCLOSURE

     On August 14, 2002, the Chief Executive Officer, Vito A. DeLisi, and Chief Financial Officer, Cheryl Hinkle Richards of Madison Bancshares Group, Ltd. each submitted to the Securities and Exchange Commission a Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MADISON BANCSHARES GROUP, LTD.



                                          BY:  /s/ CHERYL HINKLE RICHARDS
                                               --------------------------
                                               CHERYL HINKLE RICHARDS
                                               SENIOR VICE PRESIDENT

Dated: August 26, 2002

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